UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 12, 2025

ImmuCell Corporation
(Exact name of registrant as specified in its charter)

DE	001-12934	01-0382980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

56 Evergreen Drive Portland, Maine	04103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 207-878-2770

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	ICCC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The 2025 Annual Meeting of Stockholders of the Company (the “2025 Annual Meeting”) was held by remote communication in the form of both a dial-in conference call and an audio webcast rather than an in-person event on Thursday, June 12, 2025, at 9:30 a.m. Eastern Time, for the following purposes:

1.	To elect to one-year terms as Directors of the Company the seven nominees listed in the 2025 Proxy Statement.

2.	To approve a non-binding advisory resolution on the Company’s executive compensation program.

3.	To act on a proposal to approve an amendment to the Company’s 2017 Stock Option and Incentive Plan (the 2017 Plan), increasing the number of shares of the Company’s common stock reserved for issuance under such plan from 650,000 shares to 900,000 shares.

4.	To ratify the Audit Committee’s selection of Wipfli LLP as the Independent Registered Public Accounting Firm of the Company for the year ending December 31, 2025.

At the 2025 Annual Meeting, there were present in person or by proxy 7,048,097 shares of the Company’s common stock, representing more than 78% of the total outstanding eligible votes. The final voting results for each proposal are as follows:

1.	To elect to one-year terms as Directors of the Company the nominees listed in the Company’s Proxy Statement dated April 25, 2025:

	For	Withheld	Broker Non-votes
Gloria J. Basse	3,347,912	5,353	3,694,832
Michael F. Brigham	3,349,359	3,906	3,694,832
Bobbi Jo Brockmann	3,341,604	11,661	3,694,832
Bryan K. Gathagan	3,348,431	4,834	3,694,832
Steven T. Rosgen	3,349,682	3,583	3,694,832
David S. Tomsche	3,343,173	10,092	3,694,832
Paul R. Wainman	3,346,588	6,677	3,694,832

On the basis of this vote, each of the seven nominees was elected to a one-year term as a Director of the Company.

2.	To approve a non-binding advisory resolution on the Company’s executive compensation program:

For	Against	Abstain	Broker Non-votes
3,006,841	50,712	295,712	3,694,832

42.66% of the shares voting at this meeting in person or by proxy voted in favor. On the basis of this vote, the non-binding advisory resolution on the Company’s executive compensation program was not approved.

3.	To act on a proposal to approve an amendment to the Company’s 2017 Stock Option and Incentive Plan (the 2017 Plan), increasing the number of shares of the Company’s common stock reserved for issuance under such plan from 650,000 shares to 900,000 shares.

For	Against	Abstain	Broker Non-votes
2,897,020	446,180	10,065	3,694,832

41.10% of the shares voting at this meeting in person or by proxy voted in favor. On the basis of this vote, the amendment to the Company’s 2017 Stock Option and Incentive Plan, increasing the number of shares of the Company’s common stock reserved for issuance under such plan from 650,000 shares to 900,000 shares, was not approved.

4.	To ratify the Audit Committee’s selection of Wipfli LLP as the Independent Registered Public Accounting Firm of the Company for the year ending December 31, 2025:

For	Against	Abstain	Broker Non-votes
6,761,178	13,636	273,283	0

95.93% of the shares voting at this meeting in person or by proxy voted in favor. On the basis of this vote, the Audit Committee’s selection of Wipfli LLP as the Independent Registered Public Accounting Firm of the Company for the year ending December 31, 2025 was ratified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2025	IMMUCELL CORPORATION

	By:	/s/ Michael F. Brigham
President and Chief Executive Officer

	By:	/s/ Timothy C. Fiori
Chief Financial Officer

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